UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Complete	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtor's bank reconciliations)	MOR-1a	X	X
Schedule of Professional Fees Paid	MOR-1b	X	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

MOR

I declare under penalty of perjury  (28 U.S.C. Section 1746 ) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Gregory W. Hunt	10/29/07
Signature of Authorized Individual	Date

Gregory W. Hunt	10/29/07
Printed Name of Authorized Individual	Date

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

NEW ENGLAND AUDIO CO., INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the Debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$ 1,751,382	$ -	$ -	$ -	$ 1,751,382	$ 1,751,382
RECEIPTS

CASH SALES	19,360,078	-	-	-	19,360,078	19,360,078
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-

TOTAL RECEIPTS	19,360,078	-	-	-	19,360,078	19,360,078
DISBURSEMENTS
AP CHECK REGISTER	(1,521,950)	-	-	-	(1,521,950)	(1,521,950)
WIRES	(16,312,886)	-	-	-	(16,312,886)	(16,312,886)

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS	(17,834,836)	-	-	-	(17,834,836)	(17,834,836)

NET CASH FLOW	1,525,242	-	-	-	1,525,242	1,525,242
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ 3,276,624	$ -	$ -	$ -	$ 3,276,624	$ 3,276,624

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	$ (17,834,836)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ (17,834,836)

FORM MOR-1

Note:
All of the Debtors disbursement accounts are in the name of New England Audio Co, Inc except for the manual payroll account is in the name of Tweeter Home Entertainment Group, Inc.   Disbursements for both debtors are summarized herein.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

TWEETER HOME ENTERTAINMENT GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the Debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$ -	$ 151,056	$ -	$ -	$ 151,056	$ 151,056
RECEIPTS

CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	785,590	-	-	785,590	785,590

TOTAL RECEIPTS	-	785,590	-	-	785,590	785,590
DISBURSEMENTS
PAYROLL ISSUED	-	-	-	-	-	-

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS	-	-	-	-	-	-

NET CASH FLOW	-	785,590	-	-	785,590	785,590
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ -	$ 936,646	$ -	$ -	$ 936,646	$ 936,646
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ -

FORM MOR-1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.
The Debtor's bank reconciliation may be submitted for this page.

Note:
On a monthly basis, the Debtor does prepare bank account reconciliations.  However, as of the filing of this MOR, the account reconciliations were not completed.  As soon as practical, the Debtor will provide copies of the bank account reconciliations.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Note:
The deadline for filing monthly fee applications was July 25, 2007, for the period 6/11/07 through 6/30/07.  Therefore, as of the date of this monthly operating report, no professional fees or expenses have been authorized or paid by the Debtor.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognized revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	6/11 - 6/30	Cumulative Filing to Date

Revenue	$ 19,360,078	$ 19,360,078
Cost of Goods Sold	13,732,339	13,732,339
Gross Profit	5,627,739	5,627,739

Controllable Expenses	4,082,217	4,082,217
Non-Controllable Expenses	2,206,737	2,206,737
Total Operating Expenses	6,288,953	6,288,953
Operating Income	(661,215)	(661,215)
Other Income / Expense	401,771	401,771
Earnings before Tax	(1,062,986)	(1,062,986)
Taxes	-	-
Net Income	$ (1,062,986)	$ (1,062,986)

* "Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2

Note
The Debtors keep consolidated books and records.  To provide Statement of Operations by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BALANCE SHEET	11-Jun-07	30-Jun-07

Current assets
Cash and cash equivalents includes cash in stores	$1,902,438	$4,213,270
Accounts receivable	3,560,674	5,881,931
Inventory	47,173,213	43,346,195
Deferred tax assets	-	-
Prepaid expenses and other current assets	11,435,232	12,919,992
Total current assets	64,071,557	66,361,388

Property and equipment	65,021,337	61,642,188
Long term investments	3,380,180	3,503,911
Intangible assets - net	-	-
Other assets	914,973	874,560
Goodwill	4,375,723	4,375,723
Total Assets	$137,763,770	$136,757,770

Liabilities not Subject to Compromise (Postpetition)
Current portion of long-term debt	$716,593	$747,120
Total Accounts Payable	-	852,247
Total Postpetition Liabilities	716,593	1,599,367

Liabilities Subject to Compromise (Pre-Petition)

Deferred Consideration	2,771,587	2,725,754
Accrued Expenses	35,581,646	31,303,929
Customer Deposits	15,365,465	13,428,156
Pre-petition A/P	27,523,625	31,454,031
Total Pre-Petition Liabilities	81,242,323	78,911,870

Secured Bank Debt	20,879,643	27,048,473

Other long-term liabilities
Accrued income taxes	951,185	951,185
LT restructuring & discontinued store reserve	3,832,198	3,784,339
Rent Related Accruals	22,335,504	17,983,283
Total other long-term liabilities	27,118,887	22,718,807
Total liabilities	129,957,446	130,278,517

Total Stockholder's Equity	7,806,324	6,479,253
Total liabilities and stockholder's equity	$137,763,770	$136,757,770

		FORM MOR-3

Note
The Debtors keep consolidated books and records.  To provide Balance Sheet by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability

Withholding	$-	$1,216,173	$1,009,161	$207,011
FICA-Employee	-	884,201	698,090	186,110
FICA-Employer	-	884,201	698,090	186,110
Unemployment	-	2,995	2,498	497
Income	-	-	-	-
Other	-	-	-	-
Total Federal Taxes	-	2,987,569	2,407,840	579,728
State and Local
Withholding	-	284,316	236,181	48,136
Sales	-	1,344,675	-	1,344,675
Excise	-	57,669	40,368	17,301
Unemployment	-	35,106	29,642	5,464
Real Property	-	-	-	-
Personal Property	-	-	-	-
Other	-	12,509	-	12,509
Total State and Local	-	1,734,275	306,191	1,428,084
Total Taxes	$-	$4,721,844	$2,714,031	$2,007,813

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

Accounts Payable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Payable	$ (5,692,116)	(2,433,443)	(594,027)	(847,154)	$ (9,566,740)

Explain how and when the Debtor intends to pay any post-due postpetition debts.
* "Insider" is defined in 11 U.S.C. Section 101(31).
				FORM MOR-4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:                                                                                                                                                                                                       Chapter 11
Tweeter Home Entertainment Group, Inc., etal.                                                                                                                                Case Number:  07-10787 (PJW)
Debtors                                                                                                                                                                                                   Jointly Administered
                                                 Hon. Peter J. Walsh

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Receivable	$ 990,482	$ 132,800	$ 43,307	$ 241,808	$ 1,408,401

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage's in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

FORM MOR-5

Notes:
During the monthly reporting period, the Debtors continued with a going out of business (“GOB”) sale at certain locations.  These GOB sales were approved by the court

The Debtors opened 1 account on 6/14/07 for wire and check disbursement.
Bank of America account# 4426430962